Unusual Whales Subversive Republican ETF Trading Symbol: KRUZ Listed on Cboe BZX Exchange, Inc. Summary Prospectus December 30, 2024 www.subversiveetfs.com

Before you invest, you may want to review the Unusual Whales Subversive Republican ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 2, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.subversiveetfs.com. You can also get this information at no cost by calling at (877) 291-4040 or by sending an e-mail request to info@subversiveetfs.com

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.72%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.08%
Total Annual Fund Operating Expenses	0.80%

[1]	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a third party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses).

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Please note that Total Annual Operating Expenses in this fee table will not correlate to the Ratio of Expenses to Average Net Assets in the Fund’s Financial Highlights, which reflect only the direct operating expenses incurred by the Fund.

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Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the fiscal period ended September 30, 2023, the Predecessor Fund’s (defined below) portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of publicly-traded companies that sitting Republican members of the U.S. Congress and/or their family members (i.e., a spouse and/or any dependent children) also have reported to have invested in through public disclosure filings made by such Congresspersons pursuant to the Stop Trading on Congressional Knowledge Act of 2012, as amended (“STOCK Act”).

Members of Congress are permitted to actively trade stocks, options and other financial assets, including securities of companies that may be affected by the outcomes of legislative and executive meetings in which those members of the U.S. Congress participated. Congresspeople (members of the U.S. Senate and the U.S. House of Representatives) are then required to report transactions made by them and/or their immediate family members on STOCK Act filings, known as Periodic Transaction Reports (“PTRs”). PTRs are filed with either the Senate Office of Public Records or the Clerk of the House of Representatives and made available online pursuant to the Ethics in Government Act of 1978, as amended (“EIGA”). PTRs are due within 30 days from when a Congressperson or their family member becomes aware of a transaction, but no later than 45 days from the date of the transaction.

The Fund will focus on the equity securities purchased or sold by members of Congress who are registered members of the Republican Party and their family members. The Fund will not consider investments by any U.S. Congressperson who is not registered as a member of the Republican Party (e.g., a U.S. Congressperson who is registered as an Independent but who may caucus as a member of the Republican Party).

Tidal Investments LLC (the “Adviser”), the Fund’s investment adviser, will obtain and use information derived by a third-party data provider (the “Data Provider”) from PTRs filed by Republican U.S. Congresspeople on their own behalf and on behalf of their family members (hereinafter referred to collectively as “Republican U.S. Congresspeople”). See the discussion of the Fund’s data provider in the section of the Fund’s Prospectus titled “Data Provider.” The Adviser will use the data provided by the Data Provider to determine which equity securities of publicly traded companies, and how much of each equity security, to select for the Fund. The Fund will typically buy or sell a security when a position is reported as being bought or sold by Republican U.S. Congresspeople. The Fund will base its purchases and sales of equity securities of publicly traded companies on trades reported in the PTRs by Republican U.S. Congresspeople while in office. Because PTRs report a range of transaction values, the Adviser will adjust the relative composition of the Fund’s portfolio based on the midpoint of these ranges.

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To manage the Fund’s portfolio, the Adviser will obtain and use information derived by the Data Provider from PTRs filed by Republican U.S. Congresspeople for the past 3 years. Purchases made during that time will be netted against any sales of the same security when managing the Fund’s portfolio of equity securities. As the investment thesis of the Fund is to track the trading activity of Republican U.S. Congresspeople while in office, equity securities acquired by Republican U.S. Congresspeople prior to his or her swearing in (or the 3-year lookback period) are not considered when managing the Fund’s portfolio. To the extent a Republican U.S. Congressperson sells equity securities that were acquired prior to his or her swearing in, the Adviser will not adjust the Fund’s portfolio.

Under normal circumstances, the Fund will invest in a portfolio of between 100 to 200 holdings. However, the number and size of positions held by the Fund will vary based on the number of positions traded by Republican U.S. Congresspeople. Individual holdings will be weighted based on the level of reported trading in a security by Republican U.S. Congresspeople. Securities with large purchases, recurring purchases and purchases from multiple Republican U.S. Congresspeople will be overweighted. Securities with small purchases, recent sales and one-off trades by Republican U.S. Congresspeople will be excluded or underweighted. The Adviser may exclude positions that are traded by Republican U.S. Congresspeople at its discretion. Considerations for excluding a security include, but are not limited to, limited liquidity of such security and pending corporate actions that may impact such security.

When multiple PTRs are made available on the same day by different Republican U.S. Congresspeople, trades of the same equity securities will be netted for purposes of adjusting the Fund’s portfolio. Trades reported in an individual PTR as bought and sold are excluded. The Fund will also exclude transactions in the securities underlying of any reported options contract trades. In addition to equity securities, the Fund will also transact in sector specific mutual funds and ETFs reported to have been traded on PTRs, but will exclude broad-based mutual fund and ETF trades. The Adviser may also refrain from making de minimis trades (small trades that represent less than 1% of the overall portfolio traded by Republican U.S. Congresspeople), as such trades will likely have little to no economic impact on the Fund’s performance.

In an effort to achieve its goals, the Fund may engage in active and frequent trading. The Fund is deemed to be non-diversified under the 1940 Act, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

Government Regulation Risk. It is possible that legislation or regulation could be enacted that limits, restricts or prevents U.S. Congresspeople and/or their family members from personal securities trading. Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Government regulation may change the manner in which the Fund is able to implement its principal investment strategy. Government regulation may change frequently and may have significant adverse consequences for the Fund or its investments. It is not possible to predict fully the effects of current or future regulation.

Ethics in Government Act Risk. As described above, in implementing the Fund’s principal investment strategies, the Adviser obtains and uses information derived by the Data Provider from PTRs to manage the composition and weighting of securities in the Fund’s portfolio. PTRs are made available online by the EIGA, which makes it unlawful for “any person to obtain or use a [PTR] … for any commercial purpose, other than by news and communications media for dissemination to the general public[.]” The EIGA authorizes the U.S. Attorney General to bring a civil action against any person who obtains or uses a PTR for a prohibited commercial purpose, and provides that the court in which such action is brought may assess penalties. Absent a definitive determination as to whether the Adviser’s review and analysis of data for purposes of implementing the Fund’s investment strategies constitutes “obtain[ing] or us[ing]” a PTR for a prohibited “commercial purpose,” as those terms are used in the EIGA, the Fund is subject to the risk that the Adviser and/or the Fund may face legal consequences if the Adviser’s implementation of the Fund’s investment strategies is prohibited by the EIGA, which could potentially include monetary penalties and other liabilities or injunctions or similar orders, any or all of which could adversely impact the Fund and its shareholders or limit the ability of the Adviser to implement the Fund’s investment strategies. In addition, the Adviser and/or the Fund may face the threat (or perceived threat) of legal proceedings or other actions that could result in legal consequences. Such a threat (or perceived threat) could lead the Fund to fundamentally change its investment strategies or liquidate. The timing of any such liquidation may not be favorable and could have negative tax consequences for shareholders.

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Reporting Delay Risk. Members of Congress are required to report certain securities transactions (purchases, sales or exchanges of assets covered by the STOCK Act) totaling over $1,000 within 30 days of purchasing those securities or becoming aware of such a transaction, but have up to 45 days to submit such reports. Accordingly, the Fund will not purchase or sell securities at the same time as members of Congress. As a result, the Fund may purchase a security at a higher price or sell a security at a lower price than it would have if purchased or sold at the same time as the member of Congress. The Fund would also hold a security for a period of time even though the Congressperson no longer holds the security, which may negatively affect the Fund’s performance.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Market Capitalization Risk. These risks apply to the extent the Fund holds securities of large-, mid- and small-capitalization companies.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Other Investment Companies Risk. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described below.

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ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Newer Fund Risk. The Fund is newer with a limited operating history. As a result, prospective investors do not have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Republican Party Investing Risk. The pattern of investing by members of the Republican Party and their family members are often a reflection of committees on which a Congressperson sits and the types of companies or trade associations lobbying members of those Congresspeople. Accordingly, the Fund’s investments may emphasize the sectors that are representative of the committees on which Congresspersons who are members of the Republican Party may sit. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, armed conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Performance

The Fund has adopted the performance of the Unusual Whales Subversive Republican Trading ETF, a series of Series Portfolios Trust (the “Predecessor Fund”), as the result of a reorganization of the Predecessor Fund into the Fund in December of 2024 (the “Reorganization”). The Predecessor Fund has the same investment objective and substantially similar principal investment strategies as the Fund. Effective August 2, 2024, the Adviser began serving as the investment adviser to the Predecessor Fund. Prior to August 2, 2024, the Adviser served as the investment sub-adviser to the Predecessor Fund. The portfolio managers for the Fund began serving as portfolio managers of the Predecessor Fund in August 2, 2024.

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, even when accounting for the Fund’s adoption of the performance of the Predecessor Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.subversiveetfs.com/#eft.

Management

Investment Adviser

Tidal Investments LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund and the Predecessor Fund since 2024.

Daniel Weiskopf, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund and the Predecessor Fund since 2024.

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.subversiveetfs.com/#etf.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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